SUPPLEMENT DATED AUGUST 28, 2000
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 2000


On page 35, remove the Janus Capital Corporation information and replace with the following:

    Account:        LargeCap Growth
    Sub-Advisor:    Janus Capital  Corporation  ("Janus"),  100 Fillmore Street,
                    Denver CO 80306-4928, was formed in 1969. Effective July 12,
                    2000,  Janus  is owned in part by  Stilwell  Financial  Inc.
                    ("Stilwell"),   which  owns   approximately   81.5%  of  the
                    outstanding  voting  stock of Janus.  Stilwell is a publicly
                    traded  holding   company  with   principal   operations  in
                    financial  asset  management  businesses.  Thomas H. Bailey,
                    President   and  Chairman  of  the  Board  of  Janus,   owns
                    approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld. As of June 30, 2000, Janus managed or administered over $304 billion in assets.

RF 668 S-6


                                     Part B


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                dated May 1, 2000




       This Statement of Additional Information is not a prospectus but is a part of the prospectus for the Fund. The most recent Fund prospectus, dated May 1, 2000, and shareholder report are available without charge. Please call 1-800-247-4123 to request a copy.




                     Principal Variable Contracts Fund, Inc.
                            Principal Financial Group
                           Des Moines, Iowa 50392-0200
                            Telephone: 1-800-247-4123










                                TABLE OF CONTENTS


Investment Policies and Restrictions of the Accounts......................   3
    Growth-Oriented Accounts..............................................   4
    Income-Oriented Accounts..............................................  13
    Money Market Account..................................................  17

Accounts' Investments.....................................................  18

Management of the Fund....................................................  30

Manager and Sub-Advisors..................................................  32

Cost of Manager's Service.................................................  34

Brokerage on Purchases and Sales of Securities............................  38

Determination of Net Asset Value of Account Shares........................  42

Performance Calculation...................................................  44

Tax Status................................................................  46

General Information and History...........................................  47

Financial Statements......................................................  47

Appendix A................................................................  48

INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

The following information is about the Principal Variable Contracts Fund, Inc. which is an incorporated, diversified, open-end management investment company, commonly called a mutual fund. It supplements the information provided in the Prospectus under the caption CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS. The Fund offers multiple Accounts.

There are three categories of Accounts: Growth-Oriented Accounts, which include Accounts seeking:
o primarily capital appreciation through investments in equity securities (Aggressive Growth, Blue Chip, Capital Value, Growth, LargeCap Growth, MicroCap, MidCap, MidCap Growth, MidCap Value, SmallCap, SmallCap Growth and SmallCap Value);
o total investment return including both capital appreciation and income through investments in equity and debt securities (Asset Allocation and Balanced);
o long-term growth of capital primarily through investments in equity securities of corporations located outside of the U.S. (International and International SmallCap);
o long-term growth of income and capital through investment in equity securities of real estate companies (Real Estate);
o to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (Stock Index 500); and
o    current  income  and  long-term   growth  of  income  and  capital  through
     investment in equity and fixed-income securities of public utilities companies (Utilities).

Income-Oriented Accounts, which include Accounts seeking primarily a high level of income through investments in debt securities (Bond, Government Securities and High Yield).

Money Market Account, which seeks primarily a high level of income through investments in short-term debt securities.

In seeking to achieve its investment objective, each Account has adopted as matters of fundamental policy certain investment restrictions which cannot be changed without approval by the holders of the lesser of:
o 67% of the Account's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or
o    more than 50% of the outstanding shares of the Account.

Similar shareholder approval is required to change the investment objective of each of the Accounts. The following discussion provides for each Account:
o    a statement of its investment objective;
o a description of its investment restrictions that are matters of fundamental policy; and
o a description of any investment restrictions it may have adopted that are not matters of fundamental policy and may be changed without shareholder approval.

For purposes of the investment restrictions, all percentage and rating limitations apply at the time of acquisition of a security. Any subsequent change in any applicable percentage resulting from market fluctuations or in a rating by a rating service does not require elimination of any security from the portfolio. Unless specifically identified as a matter of fundamental policy, each investment policy discussed in the Prospectus or the Statement of Additional Information is not fundamental and may be changed by the Fund's Board of Directors.

GROWTH-ORIENTED ACCOUNTS


Investment Objectives

o Aggressive Growth Account seeks to achieve long-term capital appreciation by investing primarily in growth oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.
o Asset Allocation Account seeks to generate a total investment return consistent with the preservation of capital.
o Balanced Account seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.
o Blue Chip Account seeks to achieve growth of capital and income. The Account attempts to achieve its objective by investing primarily in common stocks of well capitalized, established companies.
o Capital Value Account seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Account may invest in other securities.
o Growth Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.
o International Account seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.
o International SmallCap Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.
o LargeCap Growth Account seeks to achieve long-term growth of capital. The Account attempts to achieve its objective by investing primarily in growth stocks of companies with market capitalizations over $10 billion measured at the time of investment.
o MicroCap Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in value and growth oriented companies with small market capitalizations, generally less than $700 million.
o MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.
o MidCap Growth Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of companies with market capitalizations in the $1 billion to $10 billion range.
o MidCap Value Account seeks to achieve long-term growth of capital. The Account attempts to achieve its objective by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.
o Real Estate Account seeks to generate a high total return The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.
o SmallCap Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.
o SmallCap Growth Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small growth companies with market capitalization of less than $1 billion at the time of initial purchase.
o SmallCap Value Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small companies with value characteristics and market capitalizations of less than $1 billion.
o Stock Index 500 Account seeks to achieve long-term growth of capital. The Account attempts to mirror the investment results of the Standard & Poor's 500 Stock Index.
o Utilities Account seeks to achieve current income and long-term growth of income and capital. The Account will attempt to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

Investment Restrictions

Aggressive Growth Account, Asset Allocation Account, Balanced Account, Growth Account, International Account and

MidCap Account.


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Aggressive Growth, Asset Allocation, Balanced, Growth, International and MidCap Accounts each may not:

         (1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

         (4) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced Account may borrow only from banks.

         (6) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) except that this limitation shall apply only with respect to 75% of the total assets of each Account; or purchase more than 10% of the outstanding voting securities of any one issuer.

         (8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         (9) Concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

         (10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (11)   Invest in interests in oil, gas or other mineral  exploration or
                development  programs,   although  the  Account  may  invest  in
                securities of issuers that invest in or sponsor such programs.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.

         (2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Account does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

         (3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

         (4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (5) Invest in companies for the purpose of exercising control or management.

         (6) Invest more than 10% (25% for the Aggressive Growth Account) of its total assets in securities of foreign issuers. This restriction does not pertain to the International Account or the Asset Allocation Account.

         (7) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

         (8) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (9)    Invest in arbitrage transactions.

         (10)   Invest in real estate limited partnership interests.

The  Balanced  and  MidCap   Accounts  each  have  also  adopted  the  following
restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each such Account's present policy to:

         (1) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Account's total assets would be invested in such securities.


The Aggressive Growth, Asset Allocation, Growth and International Accounts have also adopted the following restriction that is not a fundamental policy and may be changed without shareholder approval. It is contrary to each such Account's present policy to:

         (1) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization, and the Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Capital Value Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Capital Value Account may not:

         (1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.

         (2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Account's total assets.

         (3) Underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

         (4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

         (5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

         (6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

         (7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (9) Invest in companies for the purpose of exercising control or management.

         (10) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

         (11) Invest more than 20% of its total assets in securities of foreign issuers.

         (12) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

In addition:

          (13) TheAccount may not make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

          (14) TheAccount does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of (i) 5% of the value of the Account's assets, less liabilities other than such borrowings, or (ii) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

          (15) It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

         (1) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

         (2) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreement maturing in more than seven days.

         (3) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

         (4) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Investment Restrictions

International SmallCap Account, MicroCap Account, MidCap Growth Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account.


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities Accounts each may not:

         (1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

         (3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (4) Borrow money, except it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law. In addition, the MicroCap Account may engage in transactions in mortgage dollar rolls which are accounted for as financings.

         (5) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

         (7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         (8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

The Real Estate Account may not invest less than 25% of its total assets in securities of companies in the real estate industry, and the Utilities Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry except that each may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, United States government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

          (9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.

         (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (3) Invest in companies for the purpose of exercising control or management.

         (4) Invest more than 25% (20% for each of the SmallCap and Utilities Accounts, 10% for each of the MidCap Growth and SmallCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International SmallCap Account.

         (5) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (6) Invest in real estate limited partnership interests or real estate investment trusts except that this restriction shall not apply to either the MicroCap or Real Estate Accounts.

         (7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Blue Chip Account, LargeCap Growth Account, MidCap Value Account and Stock Index 500 Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Blue Chip, Large Cap Growth, MidCap Value and Stock Index 500 Accounts each may not:

         (1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts, swaps and securities backed by physical commodities.

         (3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (4) Borrow money, except it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law.

         (5) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

         (6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

         (7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         (8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction applies to the Stock Index 500 Account except to the extent that the Standard & Poor's 500 Stock Index also is so concentrated.

          (9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

          (1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.

          (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

          (3) Invest in companies for the purpose of exercising control or management.

          (4) Invest more than 25% (20% for the Blue Chip Account, 10% for the Stock Index 500 Account) of its total assets in securities of foreign issuers.

          (5) enter into (i) any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of an Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (6) Invest in real estate limited partnership interests or real estate investment trusts except that this restriction shall not apply to the LargeCap Growth Account.

          (7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

INCOME-ORIENTED ACCOUNTS


Investment Objectives

o Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

o Government Securities Account seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest; Account shares are not guaranteed by the United States Government. There are certain risks unique to GNMA Certificates.

o High Yield Account seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed to not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Investment Restrictions

Bond Account and High Yield Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Bond Account and High Yield Account each may not:

          (1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

          (2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

          (3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

          (4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Bond Account and High Yield Account may borrow only from banks.

          (6) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

          (7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of each Account.

          (8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          (9) Concentrate its investments in any particular industry or industries, except that the Bond Account and High Yield Account each may invest not more than 25% of the value of its total assets in a single industry.

         (10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (11)   Invest in interests in oil, gas or other mineral  exploration or
                development  programs,   although  the  Account  may  invest  in
                securities of issuers which invest in or sponsor such programs.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

          (1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the
               Over-the-Counter market are included as part of this 15% limitation.

          (2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

          (3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

          (4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Account's total assets would be invested in such securities.

          (5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

          (6) Invest in companies for the purpose of exercising control or management.

          (7) Invest more than 20% of its total assets in securities of foreign issuers.

          (8) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

         (9) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (10)   Invest in arbitrage transactions.

         (11)   Invest in real estate limited partnership interests.

Government Securities Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Government Securities Account may not:

         (1) Issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of (a) purchasing any securities on a standby, when-issued or delayed delivery basis; or (b) borrowing money in accordance with restrictions described below.

         (2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

         (3) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

         (4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

         (5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

          (7) Invest in companies for the purpose of exercising control or management.

         (8) Make loans, except that the Account may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

          (9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing.

         (10) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

         (11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

         (12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

The Government Securities Account has also adopted the following restrictions that are not a fundamental policy and may be changed without shareholder approval. It is contrary to the Government Securities Account's present policy to:

         (1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on future contracts are not deemed to be pledges or other encumbrances.

         (2) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

MONEY MARKET ACCOUNT


Investment Objective

o Money Market Account seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Investment Restrictions

Money Market Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Money Market Account may not:

          (1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").

          (2) Purchase the securities of any issuer if the purchase will cause more than 25% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

          (3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

          (4) Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

          (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          (6) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the value of the Account's total assets.

          (7) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

          (8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

          (9)  Purchase  securities  on  margin,   except  it  may  obtain  such
               short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

          (10) Invest in companies for the purpose of exercising control or management.

          (11) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

          (12) Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of (i) 5% of the value of the Account's assets, or (ii) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

          (13) Invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

          (14) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

The Money Market Account has also adopted the following restriction that is not a fundamental policy and may be changed without shareholder approval. It is contrary to the Money Market Account's present policy to: invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

ACCOUNTS' INVESTMENTS

The following information supplements the discussion of the Accounts" investment objectives and policies in the Prospectus under the caption "CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS."

Fundamental Analysis


Selections of equity securities for the Accounts, except the Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth , MidCap Value and SmallCap Value Accounts, are made based upon an approach described broadly as that of fundamental analysis. Three basic steps are involved in this analysis:
o First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
o Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
o Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are then evaluated in relation to the current price of the securities of each company.
This analysis process is often referred to as "company-by-company" fundamental analysis.

In selecting equity securities for the SmallCap Growth Account, these same three basic steps are followed, but in the reverse order. This process is often referred to as "bottom-up" fundamental analysis. The Sub-Advisor primarily uses a bottom-up approach in selecting securities for the MidCap Value Account, although a limited top-down analysis will be used as well.

The LargeCap Growth Account uses a bottom-up approach in building its portfolio that seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

Restricted Securities


Each of the Accounts (except Government Securities and Money Market) has adopted investment restrictions that limit its investments in illiquid securities to 15% of its assets. The Board of Directors has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from this limit when applying the preceding investment restrictions.

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Securities


Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    International and International SmallCap Accounts - 100%;
o Aggressive Growth, LargeCap Growth, MicroCap, Real Estate and SmallCap Growth Accounts - 25%;
o    Bond, Capital Value, High Yield, SmallCap and Utilities Accounts - 20%.
o Balanced, Growth, MidCap, MidCap Growth, MidCap Value, SmallCap Value and Stock Index 500 Accounts - 10%.

The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

For purposes of these restrictions, foreign securities include:
o    companies organized under the laws of countries outside of the U.S.;
o companies for which the principal securities trading market is outside of the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced outside the U.S. or sales made outside of the U.S.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Accounts that set forth the steps to be followed by the Manager and/or Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. Oversight of this process is provided by the Executive Committee of the Board of Directors.

Securities of Smaller Companies


The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers

Each of the Accounts (except Government Securities Account) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts


Each of the Accounts may engage in the practices described under this heading. In the following discussion, the terms "the Account," "each Account" or "the Accounts" refer to each of the Accounts that may engage in these transactions.

Spread Transactions

Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Account's custodian. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Accounts' policy limiting the pledging or mortgaging of assets.

Options on Securities and Securities Indices


Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase.

Writing Covered Call and Put Options.

When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian cash, U.S. Government securities or other liquid securities with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation, before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

Purchasing Call and Put Options.

When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it ultimately intends to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

Options on Securities Indices.

Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

Risks Associated with Options Transactions.

An options position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

Futures Contracts and Options on Futures


Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, an Account seeks to hedge against a decline in securities owned by the Account or an increase in the price of securities that the Account plans to purchase. An Account may also purchase and sell futures contracts and related options to maintain cash reserves while stimulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

Futures Contracts.

When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When a futures contract is purchased or sold, a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or U.S. Government securities (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the
Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.

Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account seeks to establish more accurately than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keep the Account's net asset value from declining as much as it otherwise would. An Account also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

Options on Futures.

The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

Risks Associated with Futures Transactions.

There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the Manager and Sub-Advisor's ability to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates that would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Limitations on the Use of Futures and Options on Futures.

Each Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.

The Accounts are required to operate within certain guidelines and restrictions with respect to their use of futures and options thereon which have been established by the CFTC. In particular, an Account is excluded from registration as a "commodity pool operator" if it complies with Rule 4.5 adopted by the CFTC. This Rule does not limit the percentage of an Account's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule each Account must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Account's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

The Accounts may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and to a limited extent to enhance returns. Each Account determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it places any asset, including equity securities and non-investment grade debt in a segregated account, so long as the asset is liquid and marked to the market daily. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

Forward Foreign Currency Exchange Contracts

The Accounts (except the Government Securities and Money Market Accounts) may, but are not obligated to, enter into forward foreign currency exchange contracts with securities dealers, financial institutions or other parties deemed credit worthy by the Account's Sub-Advisor to hedge the value of portfolio securities denominated in or exposed to foreign currencies. MidCap Value can also engage in foreign currency exchange transactions on a spot basis. Currency transactions include forward currency contracts, exchange listed currency futures contracts and options thereon, and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a specified future date at a price set at the time of the contract.

The Accounts enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by an Account are denominated or exposed. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relative new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Repurchase Agreements

All of the Accounts may invest in repurchase agreements. None of the Accounts may enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Account, amount to more than 15% of its total assets. The MicroCap Account (together with other registered investment companies having management agreements with Goldman or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The LargeCap Growth Account (together with other registered investment companies having management agreements with Janus or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. Repurchase agreements typically involve the acquisition by the Account of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Account's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each of the Accounts follows procedures established by the Board of Directors that are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions that the Account's Manager or Sub-Advisor believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. In seeking to liquidate the collateral, an Account may be delayed in or prevented from exercising its rights and may incur certain costs. Further, to the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Account could suffer a loss.

Lending of Portfolio Securities


All of the Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if, as a result, the aggregate of such loans made by the Account would exceed the limits established by the Investment Company Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or government securities equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, or may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it will call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities


Each of the Accounts may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Account only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, an Account may sell the securities before the settlement date, if such action is deemed advisable. At the time an Account commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Account also establishes a segregated account with its custodian bank in which it maintains cash or liquid assets equal in value to the Account's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on an Account's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Account may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of an Account's total assets that may be committed to transactions in such agreements.

Industry Concentrations

Each of the Accounts, except the Real Estate and Utilities Accounts, may not concentrate its investments in any particular industry. The Stock Index 500
Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Stock Index is concentrated. For purposes of applying the SmallCap Growth Account's industry concentration restriction, the Account uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co., Incorporated. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

Money Market Instruments


The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. The types of instruments that the Account purchases are described below.

(1) U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

(2) U.S. Government Agency Securities -- Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
     o U.S. agency obligations include, but are not limited to, the Bank for co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.
     o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

(3) Bank Obligations -- Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Manager's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Any obligations of foreign banks must be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose the Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. The Account only buys short-term instruments where the risks of adverse governmental action are believed by the Manager to be minimal. The Account considers these factors along with other appropriate factors in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. The Account invests in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, the Account occasionally invests in certificates of deposit that are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

(4) Commercial Paper -- Short-term promissory notes issued by U.S. or foreign corporations.

(5) Short-term Corporate Debt -- Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.

(6) Repurchase Agreements -- Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. (See "ACCOUNTS' INVESTMENTS - Repurchase Agreements.")

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager further evaluates these securities.

Portfolio Turnover


Portfolio turnover normally differs for each Account, varies from year to year (as well as within a year) and is affected by portfolio sales necessary to meet cash requirements for redemptions of Account shares. This requirement may in some  cases  limit  the  ability  of an  Account  to  effect  certain  portfolio transactions. The portfolio turnover rate for an Account is calculated by dividing the lesser of purchases or sales of its portfolio securities during the fiscal year by the monthly average of the value of its portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses that are paid by the Account.

No portfolio turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. The portfolio turnover rates for each of the other Accounts for its most recent and immediately preceding fiscal periods were as follows (annualized when reporting period is less than one year):

                                          1999                         1998
 Aggressive Growth                        89.6%                       155.6%
 Asset Allocation                         86.7%                       162.7%
 Balanced                                 21.7%                        24.2%
 Blue Chip                                16.2%                         N/A
 Bond                                     40.1%                        26.7%
 Capital Value                            43.4%                        22.0%
 Government Securities                    19.7%                        11.0%
 Growth                                   65.7%                         9.0%
 High Yield                               93.8%                        87.8%
 International                            65.5%                        33.9%
 International SmallCap                  241.2%                        60.3%
 LargeCap Growth                          39.6%                         N/A
 MicroCap                                 88.9%                        55.3%
 MidCap                                   79.6%                        26.9%
 MidCap Growth                            74.1%                        91.9%
 MidCap Value                            154.0%                         N/A
 Real Estate                             101.9%                         5.6%
 SmallCap                                111.1%                        45.2%
 SmallCap Growth                          98.0%                       166.5%
 SmallCap Value                           89.7%                        53.4%
 Stock Index 500                           3.8%                         N/A
 Utilities                                23.0%                         9.5%

Fund History


Organization and Share Ownership: Effective January 1, 1998, certain Funds sponsored by Principal Life Insurance Company were reorganized into a series of the Principal Variable Contracts Fund, Inc., a corporation incorporated in the State of Maryland on May 27, 1997. Each of the Accounts of the new series adopted the assets and liabilities of the corresponding Fund. Those Funds were incorporated in the state of Maryland on the following dates: Aggressive Growth Fund - August 20, 1993; Asset Allocation Fund - August 20, 1993; Balanced Fund - November 26, 1986; Bond Fund - November 26, 1986; Capital Accumulation Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); Emerging Growth Fund - February 20, 1987; Government Securities Fund - June 7, 1985; Growth Fund - August 20, 1993; Money Market Fund - June 10, 1982; and World Fund - August 20, 1993. The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 13, 1998 to reflect the addition of the following new Accounts: International SmallCap; MicroCap; MidCap Growth; Real Estate; SmallCap; SmallCap Growth; SmallCap Value; and Utilities. The Articles of Incorporation were also amended on February 1, 1999 to reflect the addition of the Blue Chip, LargeCap Growth, MidCap Value and Stock Index 500 Accounts. Principal Life Insurance Company owns 100% of each Account's outstanding shares.

MANAGEMENT OF THE FUND

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers.

The current Directors and Officers are shown below. Each person (except Aschenbrenner, Gilbert and Kimball who do not serve as directors of Principal Special Markets Fund, Inc.) also has the same position with other mutual funds that are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is Principal Financial Group, Des Moines, Iowa 50392.

* John E. Aschenbrenner, 50, Director. Executive Vice President, Principal Life Insurance Company since 2000; Senior Vice President, 1996-2000; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.

@ James D. Davis, 66, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.

*# Ralph C. Eucher, 47, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and Executive Vice President, Princor Financial Services Corporation and Director and President, Principal Management Corporation.

@ Pamela A. Ferguson, 56, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.

     Richard W. Gilbert, 59, Director. Gilbert Communications, 5040 Arbor Lane, #302, Northfield, Illinois 60093. President, Gilbert Communications, Inc. since 1993. Prior thereto, President and Publisher, Pioneer Press.

*# J. Barry Griswell, 51, Director and Chairman of the Board. Chief Executive Officer & President, Principal Life Insurance Company since 2000; President, 1998-2000. Executive Vice President, 1996-1998; Senior Vice
     President, 1991-1996. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.

@ William C. Kimball, 52, Director. 4700 Westown Parkway, Suite 300, West Des Moines, Iowa 50266-6730. Chairman and CEO, Medicap Pharmacies, Inc. since 1998. Prior thereto, President and CEO.

# Barbara A. Lukavsky, 59, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

* Craig L. Bassett, 48, Treasurer. Second Vice President and Treasurer, Principal Life Insurance Company since 1998. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Michael J. Beer , 39, Financial Officer. Senior Vice President and Chief Operating Officer, Princor Financial Services Corporation and Principal Management Corporation, since 1997. Prior thereto, Vice President and Chief Operating Officer, 1995-1997. Prior thereto, Financial Officer.

* Arthur S. Filean, 61, Vice President and Secretary. Senior Vice President, Princor Financial Services Corporation and Principal Management
     Corporation, since 2000. Vice President, Princor Financial Services Corporation, 1990-2000. Vice President, Principal Management Corporation, 1996-2000.

* Ernest H. Gillum, 44, Vice President and Assistant Secretary. Vice President - Product Development, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management Corporation, 1998-2000. Prior thereto, Assistant Vice President, Registered Products, 1995-1998. Prior thereto, Product Development and Compliance Officer.

* Jane E. Karli, 43, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.

*    Layne  A.  Rasmussen,  Controller.   Controller  -  Mutual  Funds,  Princor
     Financial Services Corporation since 1995.

* Michael D. Roughton, 48, Counsel. Vice President and Senior Securities Counsel, Principal Life Insurance Company since 1999. Counsel 1994-1999.
     Counsel, Invista Capital Management, Inc., Princor Financial Services Corporation, Principal Investors Corporation and Principal Management Corporation.

* Jean B. Schustek, 48, Assistant Vice President and Assistant Secretary. Assistant Vice President - Registered Products, Princor Financial Services Corporation since 2000. Prior thereto, Compliance Officer - Registered Products.

* Traci L. Weldon, 34, Assistant Counsel. Counsel, Principal Life Insurance Company since 1999. Assistant Counsel 1998-1999. Assistant State Attorney General, Iowa Attorney General's Office, 1994-1998. Prior thereto, Investment Banker, Kirkpatrick Pettis.

     * Considered to be "Interested Persons" as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or Principal Life.
     @   Member of Audit and Nominating Committee
     # Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

                               COMPENSATION TABLE
                       fiscal year ended December 31, 1999

                            Compensation from          Compensation from
      Director                  the Fund                  Fund Complex*
      --------              -----------------          -----------------
   James D. Davis                $28,050                     $55,050
   Pamela A. Ferguson            $24,600                     $50,850
   Richard W. Gilbert            $28,050                     $50,100
   William C. Kimball**           $3,450                     $19,500
   Barbara A. Lukavsky           $26,250                     $50,250

The Fund did not provide retirement benefits for any of the directors.

* Total compensation from the 20 investment companies included in the fund complex for the fiscal year ended December 31, 1999.

**Elected to the Board on November 2, 1999.



MANAGER AND SUB-ADVISORS

The Manager of each of the Accounts is Principal Management Corporation (the "Manager"), a wholly-owned subsidiary of Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the state of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.

Accounts:      Balanced,   Blue  Chip,  Capital  Value,  Government  Securities,
               Growth, International,  International SmallCap, MidCap, SmallCap,
               Stock Index 500 and Utilities
Sub-Advisor:   Invista  Capital   Management,   LLC  ("Invista").   Invista,  an
               indirectly  wholly-owned  subsidiary of Principal  Life Insurance
               Company and an affiliate of the Manager,  was founded in 1985. It
               manages  investments  for  institutional   investors,   including
               Principal Life Insurance  Company.  Assets under management as of
               December 31, 1999 were approximately $35.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Accounts:      Aggressive Growth and Asset Allocation
Sub-Advisor:   Morgan Stanley Asset Management Inc. ("Morgan  Stanley").  Morgan
               Stanley,  with principal  offices at 1221 Avenue of the Americas,
               New  York,  NY  10020,   provides  a  broad  range  of  portfolio
               management services to customers in the U.S. and abroad. As of December 31, 1999, Morgan Stanley managed investments totaling approximately $184.9 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc.
               changed  its  name  to  Morgan  Stanley  Dean  Witter  Investment
               Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

Account:       LargeCap Growth
Sub-Advisor:   Janus Capital Corporation ("Janus"),  100 Fillmore Street, Denver
               CO  80206-4928,   was  formed  in  1969.   Kansas  City  Southern
               Industries, Inc. owns approximately 82% of the outstanding voting stock of Janus, most of which it acquired in 1984. As of January
               31, 2000, Janus managed or administered over $256 billion in assets.


Account:       MicroCap

Sub-Advisor:   Goldman  Sachs  Assets   Management  ("GSAM"),  32 Old Slip, 17th
               Floor,  New  York,  NY  10005.  As  of  September  1,  1999,  the
               Investment Division ("IMD") was  established  as a  new operating division of Goldman, Sachs  &  Co. ("Goldman  Sachs"). This newly created  entity  includes GSAM.  GSAM provides a  wide  range  of
               discretionary   investment  advisory   services,   quantitatively
               driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December
               31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

Account:       MidCap Growth
Sub-Advisor:   The Dreyfus Corporation ("Dreyfus"),  located at 200 Park Avenue,
               New  York,  New York  10166,  was  formed  in 1947.  The  Dreyfus
               Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation
               ("Mellon"). As of December 31, 1999, The Dreyfus Corporation managed or administered approximately $119.6 billion in assets for approximately 1.7 million investor accounts nationwide.

Account:       MidCap Value
Sub-Advisor:   Neuberger  Berman  Management,  Inc.  ("Neuberger  Berman") is an
               affiliate of Neuberger Berman LLC. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $54 billion in total assets (as of December 31, 1999) and continue an asset management history that began in 1939.

Account:       SmallCap Growth
Sub-Advisor:   Berger  LLC  ("Berger").   Berger's  address  is  210  University
               Boulevard,  Suite 900, Denver,  CO 80206. It serves as investment
               advisor,  sub-advisor,   administrator  or  sub-administrator  to
               mutual   funds   and   institutional   investors.   Berger  is  a
               wholly-owned  subsidiary of Berger  Associates,  Inc.  which is a wholly-owned subsidiary of Kansas City Southern Industries,  Inc.
               ("KCSI").   KCSI  is  a  publicly  traded  holding  company  with
               principal   operations  in  rail   transportation,   through  its
               subsidiary  The  Kansas  City  Southern  Railway   Company,   and
               financial asset  management  businesses.  Assets under management for  Berger  as of  December  31,  1999 were  approximately  $7.1 billion.

Account:       SmallCap Value
Sub-Advisor:   J.P.   Morgan   Investment   Management,   Inc.   ("J.P.   Morgan
               Investment"). J.P. Morgan Investment, with principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through J.P. Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1999, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $349 billion.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or a Sub-Advisor is named below, together with the capacities in which such person is affiliated:

                                                    Office Held With                             Office Held With
           Name                                        The Fund                               The Manager/Invista

     John E. Aschenbrenner                       Director                               Director (Manager)
     Craig Bassett                               Treasurer                              Treasurer (Manager)
     Michael J. Beer                             Financial Officer                      Executive Vice President
                                                                                          & Chief Operating Officer (Manager)
     Ralph C. Eucher                             Director and                           Director and President
                                                   President                              (Manager)
     Arthur S. Filean                            Vice President and Secretary           Senior Vice President (Manager)
     Ernest H. Gillum                            Vice President and                     Vice President - Product
                                                   Assistant Secretary                    Development (Manager)
     J. Barry Griswell                           Director and Chairman                  Director and Chairman of
                                                   of the Board                           the Board (Manager)
     Layne A. Rasmussen                          Controller                             Controller - Mutual Funds (Manager)
     Michael D. Roughton                         Counsel                                Counsel (Manager; Invista)
     Jean B. Schustek                            Assistant Vice President and           Assistant Vice President (Manager)
                                                   Assistant Secretary

COST OF MANAGER'S SERVICES

For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                         Net Asset Value of Account

                                                 First             Next             Next              Next
            Account                          $250 million      $250 million     $250 million      $250 million       Thereafter

Blue Chip, Capital Value and Growth               0.60%             0.55%            0.50%             0.45%            0.40%
International                                     0.85              0.80             0.75              0.70             0.65
LargeCap Growth                                   1.10              1.05             1.00              0.95             0.90
MidCap Value                                      1.05              1.00             0.95              0.90             0.85
                                              Overall Fee

Stock Index 500                                   0.35%

                                                 First             Next             Next              Next             Over
            Account                          $100 million      $100 million     $100 million      $100 million     $400 million

Aggressive Growth and Asset Allocation            0.80%             0.75%            0.70%             0.65%            0.60%
Balanced, High Yield and Utilities                0.60              0.55             0.50              0.45             0.40
International SmallCap                            1.20              1.15             1.10              1.05             1.00
MicroCap and SmallCap Growth                      1.00              0.95             0.90              0.85             0.80
MidCap                                            0.65              0.60             0.55              0.50             0.45
MidCap Growth and Real Estate                     0.90              0.85             0.80              0.75             0.70
Small Cap                                         0.85              0.80             0.75              0.70             0.65
Small Cap Value                                   1.10              1.05             1.00              0.95             0.90
All Other                                         0.50              0.45             0.40              0.35             0.30

                                                              Management Fee
                                     Net Assets as of         For Year Ended
                Account              December 31, 1999       December 31, 1999

         Aggressive Growth              $379,062,318               0.75%
         Asset Allocation                 89,710,561               0.80
         Balanced                        209,747,312               0.57
         Blue Chip                         6,453,467               0.60
         Bond                            125,066,660               0.49
         Capital Value                   367,926,766               0.43
         Government Securities           137,787,470               0.49
         Growth                          345,881,593               0.45
         High Yield                       13,677,725               0.60
         International                   197,235,476               0.73
         International SmallCap           40,039,774               1.20
         LargeCap Growth                   7,044,631               1.10
         MicroCap                          6,417,668               1.00
         MidCap                          262,349,825               0.61
         MidCap Growth                    14,264,295               0.90
         MidCap Value                      5,755,642               1.05
         Money Market                    120,923,710               0.50
         Real Estate                      10,560,284               0.90
         SmallCap                         26,109,643               0.85
         SmallCap Growth                  39,675,181               1.00
         SmallCap Value                   11,080,457               1.10
         Stock Index 500                  46,088,322               0.35
         Utilities                        30,684,146               0.60

Under a Sub-Advisory Agreement between Invista and the Manager, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced, Blue Chip, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500 and Utilities Accounts. The Manager compensates Invista for its sub-advisory services as provided in the Sub-Advisory Agreement. The Manager may periodically reallocate management fees between itself and Invista.

Under a Sub-Advisory Agreement between Morgan Stanley and the Manager, Morgan Stanley performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Aggressive Growth and Asset Allocation Accounts. The Manager pays Morgan Stanley a fee that is accrued daily and payable monthly. The fee is based on the net asset value of each Account as follows: first $40 million of net assets - the fee is 0.45%; next $160 million - 0.30%; next $100 million - 0.25%; and net assets over $300 million - 0.20%. Invest in real estate limited partnership interests except that this restriction shall not apply to either the MicroCap or Real Estate Accounts.

Under a Sub-Advisory Agreement between Berger and the Manager, Berger performs all the investment advisory responsibilities of the Manager under the Management Agreement for the SmallCap Growth Account. The Manager pays Berger a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $100 million of net assets - the fee is 0.50%; next $200 million - 0.45%; and net assets over $300 million - 0.40%.

Under a Sub-Advisory Agreement between Dreyfus and the Manager, Dreyfus performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MidCap Growth Account. The Manager pays Dreyfus a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.40%; and net assets over $50 million - 0.35%.

Under a Sub-Advisory Agreement between Goldman and the Manager, Goldman performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MicroCap Account. The Manager pays Goldman a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.50%; next $150 million - 0.45%; and net assets over $200 million - 0.40%.

Under a Sub-Advisory Agreement between Janus and the Manager, Janus performs all the investment advisory responsibilities of the Manager under the Management Agreement for the LargeCap Growth Account. The Manager pays Janus a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $250 million of net assets - the fee is 1.10%; next $250 million - 1.05%; next $250 million - 1.00%; next $250 million - 0.95%; and thereafter - 0.90%.

Under a Sub-Advisory Agreement between J.P. Morgan Investment and the Manager, J.P. Morgan Investment performs all the investment advisory responsibilities of the Manager under the Management Agreement for the SmallCap Value Account. The Manager pays J.P. Morgan Investment a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.60%; next $250 million - 0.55%; and net assets over $300 million - 0.50%.

Under a Sub-Advisory Agreement between Neuberger Berman and the Manager, Neuberger Berman performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MidCap Value Account. The Manager pays Neuberger Berman a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $250 million of net assets - the fee is 1.05%; next $250 million - 1.00%; next $250 million - 0.95%; next $250 million - 0.90%; and thereafter - 0.85%.

Except for certain Fund expenses set out below, the Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the Securities and Exchange Commission and state regulatory agencies; office space, facilities and costs of keeping the books of the Fund; compensation of personnel and officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemption. However, some or all of these expenses may be assumed by Principal Life Insurance Company and some or all of the administrative duties and services may be delegated by the Manager to Principal Life Insurance Company or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows:

                                              Management Fees For Years Ended December 31,

                                                   1999                  1998                  1997

         Aggressive Growth                      $2,148,624            $1,436,590             $907,800
         Asset Allocation                          688,699               650,963              566,727
         Balanced                                1,218,845               958,526              665,902
         Blue Chip                                  24,000
         Bond                                      619,181               488,898              358,818
         Capital Value                           1,708,021             1,480,275            1,124,855
         Government Securities                     692,022               576,926              426,977
         Growth                                  1,366,818               989,512              650,659
         High Yield                                 84,208                87,806               87,845
         International                           1,225,255             1,045,627              768,332
         International SmallCap                    250,499                94,388
         LargeCap Growth                            43,238*
         MicroCap                                   59,482*               36,591
         MidCap                                  1,522,214             1,504,567            1,145,372
         MidCap Growth                              95,048*               36,858
         MidCap Value                               37,469*
         Money Market                              440,147               306,233              224,424
         Real Estate                                99,831                64,493
         SmallCap                                  149,481                60,975
         SmallCap Growth                           153,958*               42,319
         SmallCap Value                             94,464*               42,234
         Stock Index 500                            61,479*
         Utilities                                 150,219                56,185

         * before waiver

The Management Fees shown above include the fee paid to the Account's Sub-Advisor, if any. Fees paid to each Sub-Advisor for the most recent and immediately preceding fiscal periods were as follows:

                                              Sub-Advisor Fees For Years Ended December 31,

                                                   1999                  1998                  1997

         Aggressive Growth                        $865,212              $534,127             $403,710
         Asset Allocation                          289,465               375,391              272,596
         Balanced                                  317,009               154,678               65,013
         Blue Chip                                   2,581
         Bond                                      156,996
         Capital Value                             300,404               189,590              138,908
         Government Securities                      85,485                30,334               23,421
         Growth                                    228,539               111,780               84,191
         High Yield                                 48,910
         International                             163,906                68,263               91,476
         International SmallCap                     98,129                21,431
         LargeCap Growth                            21,715
         MicroCap                                   29,765                18,365
         MidCap                                    186,260               134,225              112,374
         MidCap Growth                              42,338                16,479
         MidCap Value                               17,849
         Money Market                               43,383
         Real Estate                                55,330
         SmallCap                                   64,460                16,533
         SmallCap Growth                            77,425                21,273
         SmallCap Value                             51,599                23,146
         Stock Index 500                             8,861
         Utilities                                  26,410                 7,405

For the period ended December 31, 1999, the Manager waived a portion of its fee as follows:

 LargeCap Growth       $   2,452             SmallCap Growth            $ 3,049
 MicroCap                 13,239             SmallCap Value              23,900
 MidCap Growth            14,359             Stock Index 500             15,995
 MidCap Value             2,400

The Manager intends to continue the waivers and, if necessary, pay expenses normally payable by the Accounts through December 31, 2000 in an amount that will maintain total operating expenses as follows:

 LargeCap Growth           1.20%             SmallCap Growth               1.06%
 MicroCap                  1.06%             SmallCap Value                1.16%
 MidCap Growth             0.96%             Stock Index 500               0.40%
 MidCap Value              1.20%

The Management Agreement and Investment Service Agreement under which Principal Capital Management, a subsidiary of Principal Life Insurance Company, has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities for the Accounts were last approved by the Fund's Board of Directors on September 13, 1999. The Management Agreement was last approved by shareholders on November 2, 1999. The Sub-Advisory Agreements between the Manager and Berger, the Manager and Dreyfus, the Manager and Goldman, the Manager and Invista, the Manager and Janus, the Manager and J.P. Morgan Investment, the Manager and Morgan Stanley, and the Manager and Neuberger Berman were also approved by the Fund's Board of Directors on September 13, 1999.

Each of these agreements provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of an Account of the Fund. In either event continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Manager, Principal Life Insurance Company or its subsidiaries, the Fund and
     1) in the case of the Sub-Advisory Agreement for each of the Balanced, Blue Chip, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500, and Utilities Accounts, Invista;
     2) in the case of the Sub-Advisory Agreement for each of Aggressive Growth and Asset Allocation, Morgan Stanley;
     3)   for the Sub-Advisory Agreement for LargeCap Growth, Janus;
     4)   for the Sub-Advisory Agreement for MicroCap, Goldman;
     5)   for the Sub-Advisory Agreement for MidCap Growth, Dreyfus;
     6)   for the Sub-Advisory Agreement for MidCap Value, Neuberger Berman;
     7)   for the Sub-Advisory Agreement for SmallCap Growth, Berger; and
     8)   for  the  Sub-Advisory  Agreement  for  SmallCap  Value,  J.P.  Morgan
          Investment.

The Agreements may be terminated at any time on 60 days written notice to the Manager by the Board of Directors of the Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, Berger, Dreyfus, Goldman, Invista, J.P. Morgan Investment, Janus, Morgan Stanley, Neuberger Berman or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.

BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of the Accounts' Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager, or Sub-Advisor, considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager, or Sub-Advisor, will pay a broker commissions that are in excess of the amount of commission another broker might have charged for executing the same transaction when the Manager, or Sub-Advisor, believes that such commissions are reasonable in light of (a) the size and difficulty of transactions (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager, or Sub-Advisor, exercises investment discretion. The Manager, or Sub-Advisor, may purchase securities in the over-the-counter market, utilizing the services of principal market matters, unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.) The Manager, or Sub-Advisor, gives consideration in the allocation of business to services performed by a broker (e.g. the furnishing of statistical data and research generally consisting of information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager, or Sub-Advisor, may pay additional commission amounts for research services but generally does not do so. Such statistical data and research information received from brokers or dealers may be useful in varying degrees and the Manager, or Sub-Advisor, may use it in servicing some or all of the accounts it manages. Some statistical data and research information may not be useful to the Manager, or Sub-Advisor, in managing the client account, brokerage for which resulted in the Manager's, or Sub-Advisor's, receipt of the statistical data and research information. However, in the Manager's, or Sub-Advisor's, opinion, the value thereof is not determinable and it is not expected that the Manager's, or Sub-Advisor's, expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Manager's, or Sub-Advisor's, own research efforts. The Manager, or Sub-Advisor, of certain accounts allocated portfolio transactions to certain brokers during the fiscal year ended December 31, 1999 due to research services provided by such brokers. These portfolio transactions resulted in commissions paid as follows:

                                                        Amount Paid for
             Account                              Account Research Services

         Aggressive Growth                                  $36,363
         Asset Allocation                                     1,923
         Balanced                                            22,617
         Capital Value                                        7,570
         Growth                                              89,872
         International SmallCap                                 538
         International                                       43,263
         LargeCap Growth                                        462
         MidCap Growth                                        2,555
         MicroCap                                             1,756
         MidCap                                              72,499
         SmallCap Growth                                      3,500
         Utilities                                            1,140

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-Advisor also may allocate orders to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Board of Directors of the Fund will receive quarterly reports on these transactions.

Purchases and sales of debt securities and money market instruments usually will be principal transactions; portfolio securities will normally be purchased directly from the issuer or from an underwriter or marketmaker for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Account went to broker-dealers that provided research, statistical or other factual information.

                                                                    Total Brokerage Commissions Paid
                                                                     Fiscal Year Ended December 31,


                  Account                               1999                      1998                      1997

          Aggressive Growth                            $383,741                  $606,022                  $418,468
          Asset Allocation                               82,189                   214,204                   164,992
          Balanced                                       72,544                    80,504                    58,053
          Blue Chip                                       7,147
          Capital Value                                 386,580                   237,630                   135,417
          Growth                                        351,610                   101,607                    33,836
          International                                 582,113                   303,293                   230,351
          International SmallCap                        286,006                   52,240
          LargeCap Growth                                 5,446
          MicroCap                                       28,837                    21,437
          MidCap                                        348,022                    137,283                   54,019
          MidCap Growth                                  18,685                    12,242
          MidCap Value                                   19,510
          Real Estate                                    51,993                    24,283
          SmallCap                                       48,350                    33,400
          SmallCap Growth                                15,710                     8,899
          SmallCap Value                                 13,044                     8,292
          Stock Index 500                                20,618
          Utilities                                      27,922                    23,668

Brokerage commissions paid to affiliates during the periods indicated were as follows:

                                                         Commissions Paid to Goldman Sachs


                                                      Total Dollar            As Percent of           As Percent of Dollar Amount
           Account                    Year               Amount             Total Commissions       of Commissionable Transactions

       Aggressive Growth              1999               $21,137                 5.51%                         5.17%
                                      1998                30,744                 5.07                          4.97
       Asset Allocation               1999                 2,759                 3.36                          3.41
                                      1998                11,868                 5.54                          4.62
       Balanced                       1999                 2,110                 2.91                          1.44
                                      1998                 3,630                 4.51                          1.72
       Blue Chip                      1999                    10                 0.14                          0.30
       Capital Value                  1999                42,634                11.03                          8.40
       Growth                         1999                 8,500                 2.42                          2.80
                                      1998                 4,620                 4.55                          5.03
       International                  1999                30,962                 5.32                          4.69
                                      1998                25,436                 8.39                         14.38
       International SmallCap         1999                20,328                 7.11                          7.41
                                      1998                 1,424                 2.73                          3.32
       LargeCap Growth                1999                   299                 5.49                          3.60
       MicroCap                       1999                 1,813                 6.29                          6.05
                                      1998                 2,737                12.77                         17.07
       MidCap                         1999                 8,258                 2.37                          1.74
                                      1998                   640                 0.47                          0.59
       MidCap Growth                  1999                   401                 2.15                          1.36
                                      1998                 3,853                31.47                         36.02
       MidCap Value                   1999                   145                 0.74                          1.16
       Real Estate                    1999                   895                 1.72                          1.92
       SmallCap                       1999                   990                 2.05                          3.06
                                      1998                   300                 0.90                          1.44
       SmallCap Growth                1999                   120                 0.76                          1.78
                                      1998                   325                 3.65                          5.03
       SmallCap Value                 1999                   771                 5.91                          3.53
       Utilities                      1999                 1,345                 4.82                          3.38


                                                    Commissions Paid to J. P. Morgan Securities


                                                      Total Dollar            As Percent of           As Percent of Dollar Amount
           Account                    Year               Amount             Total Commissions       of Commissionable Transactions

       Aggressive Growth              1999               $15,755                 4.11%                         3.78%
                                      1998                34,133                 5.63                          6.32
       Asset Allocation               1999                 1,551                 1.89                          1.65
                                      1998                10,678                 4.98                          5.47
       Balanced                       1999                11,821                16.29                         18.28
                                      1998                 1,330                 1.65                          2.41
       Blue Chip                      1999                 4,845                67.79                         70.20
       Capital Value                  1999                11,210                 2.90                          3.77
                                      1998                 4,375                 1.84                          1.95
       Growth                         1999                15,652                 4.45                          4.88
                                      1998                 3,496                 3.44                          2.41
       International                  1999                12,629                 2.17                          2.17
                                      1998                 1,261                 0.42                          0.73
       International SmallCap         1999                   478                 0.17                          0.19
       LargeCap Growth                1999                   127                 2.33                          1.15
       MicroCap                       1999                   785                 2.72                          1.69
                                      1998                   827                 3.86                          2.29
       MidCap                         1999                11,203                 3.22                          3.17
                                      1998                 1,040                 0.76                          0.62
       MidCap Growth                  1999                   264                 1.41                          0.85
                                      1998                    78                 0.64                          0.31
       MidCap Value                   1999                    22                 0.11                          0.12
       Real Estate                    1999                 6,400                12.31                         11.93
                                      1998                 2,355                 9.70                          8.86
       SmallCap                       1999                 2,055                 4.25                          5.29
                                      1998                   120                 0.36                          0.91
       SmallCap Growth                1999                   420                 2.67                          3.39
       Utilities                      1999                 1,290                 4.62                          5.23

                                    Commissions Paid to Morgan Stanley and Co.


                                                      Total Dollar            As Percent of           As Percent of Dollar Amount
           Account                    Year               Amount             Total Commissions       of Commissionable Transactions

       Aggressive Growth              1999               $41,604                10.84%                        12.29%
       Asset Allocation               1999                11,734                14.28                         18.67
                                      1998                   751                 0.35                          0.27
                                      1997                 2,974                 1.80                          1.29
       Balanced                       1999                 3,890                 5.36                          5.21
                                      1998                 3,155                 3.92                          2.11
                                      1996                 1,300                 2.80                          1.82
       Blue Chip                      1999                   155                 2.17                          2.40
       Capital Value                  1999                 8,075                 2.09                          2.81
                                      1998                 4,620                 1.94                          1.77
                                      1997                 7,155                 5.28                          6.12
                                      1996                 3,650                 1.99                          1.48
       Growth                         1999                16,129                 4.59                          3.43
                                      1998                 6,598                 6.49                          5.30
                                      1997                 1,250                 3.69                          3.83
       International                  1999                51,822                 8.90                          9.14
                                      1998                25,872                 8.53                          8.46
                                      1997                10,411                 4.37                          4.20
                                      1996                 3,176                 2.02                          1.78
       International SmallCap         1999                17,293                 6.05                          7.44
                                      1998                 5,697                10.91                         15.49
       Large Cap Growth               1999                   276                 5.07                          2.43
       MicroCap                       1999                   800                 2.77                          3.10
                                      1998                    30                 0.14                          0.14
       MidCap                         1999                17,020                 4.89                          4.21
                                      1998                 2,248                 1.64                          2.19
                                      1997                 2,250                 4.17                          2.54
       MidCap Growth                  1999                 2,067                11.06                         12.50
                                      1998                   210                 1.72                          1.15
       MidCap Value                   1999                   185                 0.95                          1.25
       Real Estate                    1999                 1,945                 3.74                          3.68
                                      1998                 4,600                18.94                         15.04
       SmallCap                       1999                   385                 0.80                          1.32
                                      1998                   220                 0.66                          0.86
       SmallCap Growth                1999                   162                 1.03                          1.33
       SmallCap Value                 1999                   535                 4.10                          3.47
                                      1998                   158                 1.90                          0.75
       Stock Index 500                1999                    23                 0.11                          1.41
       Utilities                      1999                   500                 1.79                          1.61


                                                   Commissions Paid to Neuberger Berman


                                                      Total Dollar            As Percent of           As Percent of Dollar Amount
           Account                    Year               Amount             Total Commissions       of Commissionable Transactions

       Aggressive Growth              1999                $1,040                 0.27%                         0.28%
       Asset Allocation               1999                   116                 0.14                          0.15
       MicroCap                       1999                    83                 0.29                          0.50
       MidCap Value                   1999                12,220                62.63                         64.65

Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., acts as sub-advisor for an account of Principal Variable Contracts Fund, Inc. J.P. Morgan Investment Management Inc., an affiliate of J.P. Morgan Securities, acts as a sub-advisor of an account of Principal Variable Contracts Fund, Inc. In addition, Neuberger Berman Management, Inc., an affiliate of Neuberger Berman LLC, acts as a sub-advisor of an account of Principal Variable Contracts Fund, Inc.

Morgan Stanley and Co. is affiliated with Morgan Stanley Asset Management, Inc., which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund and one fund included in the Fund Complex. On December 1, 1998 Morgan Stanley Asset Management, Inc. changed its name to Morgan Stanley Dean Witter Investment Management, Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

The Manager acts as investment advisor for each of the funds sponsored by Principal Life Insurance Company and places orders to trade portfolio securities for the funds and the Bond, High Yield, Money Market and Real Estate Accounts. Orders to trade portfolio securities for the other Accounts are placed by the sub-advisor for the specific Account. If, in carrying out the investment objectives of the Accounts, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Accounts or Funds at the same time, (or, in the case of Accounts managed by Invista, for two or more Funds and any other accounts managed by Invista), the Manager or Invista may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis. The Manager (or, in the case of Accounts managed by Invista, Invista) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasion, the Manager (or, in the case of Accounts managed by Invista, Invista) will employ a computer program to randomly order the Accounts whose individual orders for purchase or sale make up each aggregate or "bunched" order. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" orders shall be allocated to the various Accounts (or, in the case of Invista, the various Accounts or Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Account's or Fund's (or, in the case of Invista, each Account's or Fund's or other client account's) order, in the sequence arrived at by the random ordering. Securities purchased for funds (or, in the case of Invista, Accounts, Funds and other clients accounts) participating in an aggregate or "bunched" order are placed into those Accounts and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Accounts or Funds at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or Fund. If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which Berger, Dreyfus, Goldman, J.P. Morgan Investment, Janus, Morgan Stanley, or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.

DETERMINATION OF NET ASSET VALUE OF ACCOUNT SHARES

Growth-Oriented and Income-Oriented Accounts

The net asset values of the shares of each of the Growth-Oriented and Income-Oriented Accounts are determined daily, Monday through Friday, as of the close of trading on the New York Stock Exchange, except on days on which changes in the value of an Account's portfolio securities do not materially affect the current net asset value of that Account's redeemable securities, on days during which an Account receives no order for the purchase or sale of its redeemable securities and no tender of such a security for redemption, and on customary national business holidays. The Accounts treat as customary national business holidays those days on which the New York Stock Exchange is closed for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each Account is determined by dividing the value of securities in the Account's investment portfolio plus all other assets, less all liabilities, by the number of Account shares outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations considered reliable, prices provided by market makers, that may include dealers with which the Account has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith by the Board of Directors.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Account's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Account invests in foreign securities listed on foreign exchanges that trade on days on which the Account does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, the Account's net asset value could be significantly affected on days when shareholders have no access to the Account.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. It is the policy of International Account to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor, is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may from time to time be necessary.

Money Market Account

The net asset value of shares of the Money Market Account is determined at the same time and on the same days as each of the Growth-Oriented Accounts and Income-Oriented Accounts as described above. The net asset value per share for the Account is computed by dividing the total value of the Account's securities and other assets, less liabilities, by the number of Account shares outstanding.

All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security. Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account can invest only in "Eligible Securities" as that term is defined in Regulations issued under the Investment Company Act of 1940 (see the Fund's Prospectus for a more complete description) determined by the Board of Directors to present minimal credit risks.

The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities thereof upon certain changes in the Treasury Bill auction interest rate for the purpose of identifying possible deviations in the net asset value per share calculated by using available market quotations or equivalents from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as appropriate, including: the sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such value at $1.00 per share.

PERFORMANCE CALCULATION

Each of the Accounts may from time to time advertise its performance in terms of total return. The figures used for total return and yield are based on the historical performance of an Account, or its corresponding, predecessor mutual fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Total return and yield will vary from time to time depending upon market conditions, the composition of an Account's portfolio and operating expenses. These factors and possible differences in the methods used in calculating performance figures should be considered when comparing an Account's performance to the performance of some other kind of investment. The calculations of total return and yield for the Accounts do not include the fees and charges of the separate accounts that invest in the Accounts and, therefore, do not reflect the investment performance of those separate accounts.

Each Account may also include in its advertisements performance rankings and other performance-related information published by independent statistical services or publishers, such as Lipper Analytical Services, Weisenberger Investment Companies Services, Money Magazine, Forbes, The Wall Street Journal, Barron's and Changing Times, and comparisons of the performance of an Account to that of various market indices, such as the S&P 500 Index, Lehman Brothers GNMA Index, Dow Jones Industrials Index, and the Salomon Brothers Investment Grade Bond Index.

Total Return

When advertising total return figures, each of the Growth-Oriented Accounts and Income-Oriented Accounts will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its corresponding predecessor fund's registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The following table shows as of December 31, 1999 average annual total return for each of the Accounts for the periods indicated:

              Account                                   1-Year                     5-Year                  10-Year

     Aggressive Growth                                  39.50%                     32.01%                   28.82%(1)
     Asset Allocation                                   19.49%                     16.01%                   14.32%(1)
     Balanced                                            2.40%                     13.75%                   11.38%
     Blue Chip                                           1.15%(2)
     Bond                                               -2.59%                      7.73%                    7.77%
     Capital Value                                      -4.29%                     17.88%                   12.94%
     Government Securities                              -0.29%                      7.96%                    7.75%
     Growth                                             16.44%                     20.45%                   18.94%(3)
     High Yield                                          1.76%                      8.03%                    8.39%
     International                                      25.93%                     17.29%                   14.41%(3)
     International SmallCap                             93.81%                     39.24%(4)
     LargeCap Growth                                    32.47%(2)
     MicroCap                                           -1.07%                    -12.05%(4)
     MidCap                                             13.04%                     17.59%                   15.35%
     MidCap Growth                                      10.67%                      4.09%(4)
     MidCap Value                                       10.24%(2)
     Real Estate                                        -4.48%                     -6.58%(4)
     SmallCap                                           43.58%                      8.24%(4)
     SmallCap Growth                                    95.69%                     52.17%(4)
     SmallCap Value                                     21.45%                      1.88%(4)
     Stock Index 500                                     8.93%(2)
     Utilities                                           2.29%                     10.43%(4)

     (1)  Period beginning June 1, 1994 and ending December 31, 1999.
     (2)  Period beginning May 1, 1999 and ending December 31, 1999.
     (3) Period beginning May 1, 1994 and ending December 31, 1999. (4) Period beginning May 1, 1998 and ending December 31, 1999.

Yield

Money Market Account

The Money Market Account may advertise its yield and its effective yield.

Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 1999, the Money Market Account's yield was 5.47%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 1999, the Money Market Account's effective yield was 5.62%.

The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.

The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.

GENERAL INFORMATION AND HISTORY

On December 31, 1997, certain Funds sponsored by Principal Life Insurance Company were reorganized into Accounts of the Principal Variable Contracts Fund, Inc., a corporation incorporated in the State of Maryland. The new series adopted the assets and liabilities of the corresponding Fund. The old Fund names and the corresponding Account are shown below:

                    Fund                                                    Account

     Principal Aggressive Growth Fund, Inc.                Aggressive Growth Account
     Principal Asset Allocation Fund, Inc.                 Asset Allocation Account
     Principal Balanced Fund, Inc.                         Balanced Account
     Principal Bond Fund, Inc.                             Bond Account
     Principal Capital Accumulation Fund, Inc.             Capital Value Account
     Principal Emerging Growth Fund, Inc.                  MidCap Account
     Principal Government Securities Fund, Inc.            Government Securities Account
     Principal Growth Fund, Inc.                           Growth Account
     Principal High Yield Fund, Inc.                       High Yield Account
     Principal Money Market Fund, Inc.                     Money Market Account
     Principal World Fund, Inc.                            International Account

The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 13, 1998 to reflect the addition of the following new
Accounts:

     International SmallCap Account                  SmallCap Account
     MicroCap Account                                SmallCap Growth Account
     MidCap Growth Account                           SmallCap Value Account
     Real Estate Account                             Utilities Account

The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 1, 1999 to reflect the addition of the following new
Accounts:

     Blue Chip Account                              MidCap Value Account
     LargeCap Growth Account                        Stock Index 500 Account

FINANCIAL STATEMENTS

The financial statements for the Accounts for the fiscal period ended December 31, 1999 appearing in the Annual Report to Shareholders and the report thereon of Ernst and Young LLP, independent auditors, 801 Grand Avenue, Des Moines, Iowa 50309, appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Report will be furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

     Aaa: Bondsthat are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bondsthat are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bondsthat are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca:       Bonds  that  are  rated  Ca   represent   obligations   that  are
               speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

     Issuers  rated  Prime-3  (or  related  supporting   institutions)  have  an
     acceptable capacity for repayment of short-term promissory obligations.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I.   Likelihood of default--  capacity and willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of,the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
          Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is  regarded  as having an  adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB, B, CCC, CC:
          Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C: The rating "C" is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

          A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

          A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

          A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

     B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     Standard & Poor's rates notes with a maturity of less than three years as follows:

     SP-1A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2A    satisfactory capacity to pay principal and interest.

     SP-3A    speculative capacity to pay principal and interest.